INDEPENDENT AUDITORS' REPORT


Board of Directors
Network Specialists, Inc.

We have audited the accompanying balance sheet of Network Specialists, Inc. as of December 31, 1998, and the related statements of operations, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable bases for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Network Specialists, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



GELFOND HOCHSTADT PANGBURN & CO.

Denver, Colorado
June 16, 1999

Network Specialists, Inc.
Balance Sheet


                                                                   DECEMBER 31,
                                                                       1998
ASSETS
Current assets:
    Cash ......................................................    $     7,990
    Accounts receivable, net ..................................         21,757
    Advance to shareholders ...................................          3,903
    Other current assets ......................................          2,227
                                                                   -----------
        Total current assets ..................................         35,877

Fixed assets, net .............................................         90,918
                                                                   -----------

        Total assets ..........................................    $   126,795
                                                                   -----------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Related party borrowings ..................................    $     8,896
    Accounts payable ..........................................         42,804
    Accrued liabilities .......................................         18,124
    Taxes payable .............................................         12,898
                                                                   -----------
        Total current liabilities .............................         82,722
                                                                   -----------

Shareholders' equity:
    Common Stock:  $0.01 par value; 1,000,000
      shares authorized; 1,000,000 shares
      issued and outstanding at December 31, 1998 .............         10,000
    Retained earnings .........................................         34,073
                                                                   -----------
        Total shareholders' equity ............................         44,073
                                                                   -----------

           Total liabilities and shareholders' equity .........    $   126,795
                                                                   ===========



The accompanying notes are an integral part of these financial statements.

Network Specialists, Inc.
Statement of Operations


                                                                   YEAR ENDED
                                                                   DECEMBER 31
                                                                       1998

Product Sales .................................................    $   413,482
Cost of sales .................................................        168,260
                                                                   -----------

Gross profit ..................................................        245,222
                                                                   -----------

OPERATING EXPENSES:
    Sales and marketing .......................................          9,041
    Research and development ..................................         26,062
    General and administrative ................................        145,936
                                                                   -----------
        Total operating expenses ..............................        181,039
                                                                   -----------

Income from operations ........................................         64,183
                                                                   -----------

Interest expense ..............................................           (541)
Other income, net .............................................             50
                                                                   -----------
        Total other expense ...................................           (491)

Income before taxes ...........................................         63,692
Income tax ....................................................         12,898
                                                                   -----------

Net income ....................................................    $    50,794
                                                                   ===========



The accompanying notes are an integral part of these financial statement

Network Specialists, Inc.
Statement of Shareholders' Equity




                                                     (Accumulated
                                                        Deficit)      Total
                                   Common Stock         Retained   Shareholders'
                               Shares       Amount      Earnings      Equity
                              ---------    ---------    ---------    ---------
Balances, January 1, 1998     1,000,000       10,000      (16,721)      (6,721)

Net Income                           --           --       50,794       50,794
                              ---------    ---------    ---------    ---------
Balances, December 31, 1998   1,000,000    $  10,000    $  34,073    $  44,073
                              =========    =========    =========    =========



The accompanying notes are an integral part of these financial statement

Network Specialists, Inc.
Statement of Cash Flow

                                                                   YEAR ENDED
                                                                   DECEMBER 31
                                                                       1998
Cash flows from operating activities:
    Net income ................................................    $    50,794
    Adjustments to reconcile net income to net cash
      provided by operating activities:
        Depreciation ..........................................         25,814
        Changes in current assets and liabilities:
           Accounts receivable ................................        (23,930)
           Accounts payable ...................................         (6,350)
           Accrued liabilities ................................          5,746
           Taxes payable ......................................         12,898
                                                                   -----------
             Net cash provided by operating activities ........         64,972
                                                                   -----------

Cash flows from investing activities:
    Purchase of property and equipment ........................        (26,545)
                                                                   -----------
             Net cash used in investing activities ............        (26,545)
                                                                   -----------

Cash flows from financing activities:
    Repayment of related party borrowings, net.................        (33,911)
                                                                   -----------
             Net cash used in financing activities ............        (33,911)
                                                                   -----------

Net increase in cash ..........................................          4,516

Cash at beginning of year .....................................          3,474
                                                                   -----------

Cash at end of year ...........................................    $     7,990
                                                                   ===========

Supplemental disclosures:
    Interest paid .............................................    $       433
                                                                   ===========
    Taxes paid ................................................    $     2,775
                                                                   ===========


The accompanying notes are an integral part of these financial statements

1.     THE COMPANY

         Network Specialists, Inc. (the "Company"), was incorporated in the state of Nevada on December 2, 1993, and commenced operations in 1994. The Company primarily provides high speed Internet connection services to commercial and private users in the San Francisco Bay area.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       USE OF ESTIMATES
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       REVENUE RECOGNITION
         The Company's revenues are principally derived from monthly Internet connection service revenues. Standard rates currently range from approximately $19.95 per month for private users to $35 per month for commercial users, additional fees are charged for more customized service arrangements. To date, service commitments are on a month-to-month basis. Revenues are recognized ratably over the period in which the services are used, provided the corresponding receivable is deemed collectable. Customers are billed a service charge of 1.5% per month for any outstanding balance in excess of 30 days. At December 31, 1998, the allowance for doubtful accounts is $0.

       CONCENTRATION OF CREDIT RISK
         Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and accounts receivable. The Company's accounts receivable are derived from revenue earned from customers located in the U.S. The Company performs ongoing credit evaluations of its customers' financial condition and does not require collateral. The Company maintains an allowance for doubtful accounts receivable based upon the expected collectibility of accounts receivable. No one customer accounted for more than 10% of the revenues during 1998.

       FIXED ASSETS
         Equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally 3 to 5 years, or the lease term of the respective assets.

       RESEARCH AND DEVELOPMENT EXPENDITURES
         Costs related to research, design and development of services are charged to research and development expense as incurred. Service development costs are capitalized beginning when a service's technological feasibility has been established and ending when a service is available for general release to customers. To date, completing a working model of the Company's services and general release have substantially coincided. As a result, the Company has not capitalized any service development costs since such costs have not been significant.

       ADVERTISING
         Costs related to advertising and promotion of products is charged to sales and marketing expense as incurred. Advertising and promotion costs were $9,041 for the year ended December 31, 1998.

       INCOME TAXES
         Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to amounts expected to be realized.


3.     BALANCE SHEET COMPONENTS
                                                                   DECEMBER 31
                                                                       1998

FIXED ASSETS:
    Computer equipment ........................................    $   118,287
    Computer software .........................................          2,731
    Furniture and fixtures ....................................         19,502
                                                                   -----------
                                                                       140,520
    Less:  Accumulated depreciation ...........................        (49,602)
                                                                   -----------

                                                                   $    90,918
                                                                   ===========

ACCRUED LIABILITIES:
    Payroll and related expenses ..............................    $    17,961
    Other .....................................................            163
                                                                   -----------

                                                                   $    18,124
                                                                   ===========

4.     RELATED PARTY TRANSACTIONS

         At December 31, 1998, the Company owed $8,896 to a related party. The loan is non-interest bearing and is due on demand. This loan was paid in full subsequent to year end.

         At December 31, 1998, the Company had an advance to one of its shareholders. The advance is non-interest bearing and is due on demand.

5.     INCOME TAXES

     The provision for income taxes consists of the following:

                                                                   YEAR ENDED
                                                                   DECEMBER 31
                                                                       1998
CURRENT:
    U.S. federal ..............................................    $     9,014
    State and local ...........................................          3,884
                                                                   -----------
                                                                        12,898
                                                                   -----------
DEFERRED

    U.S. federal ..............................................    $    12,587
    State .....................................................          2,425
    Valuation allowance .......................................        (15,012)
                                                                   -----------
                                                                             -
                                                                   -----------

Taxes on earnings .............................................    $    12,898
                                                                   ===========




Deferred tax assets and liabilities consist of the following:

                                                                   DECEMBER 31
                                                                       1998

DEFERRED TAX ASSETS:
    Accrual to cash adjustments ...............................    $    16,111
    State taxes ...............................................          1,320
    Valuation allowance .......................................        (17,431)
                                                                   -----------

                                                                   $         -
                                                                   ===========

DEFERRED TAX LIABILITIES:
    Accelerated depreciation ..................................    $     5,112
    Valuation allowance .......................................         (5,112)
                                                                   -----------

                                                                   $         -
                                                                   ===========

The effective tax rate on earnings from operations differs from the U.S. federal statutory tax rate as a result of the following:

                                                                        1998

Federal statutory income tax rate .............................         34.0 %
State and local taxes, net of federal tax benefit .............          4.4 %
Permanent difference ..........................................          1.3 %
Change in valuation allowance .................................        (23.0)%
Other .........................................................          3.1 %
                                                                   -----------

Effective tax rate ............................................         19.8 %
                                                                   -----------



         The Company has established a valuation allowance against its deferred tax assets due to the uncertainty surrounding the realization of such assets. Management evaluates on a periodic basis the recoverability of the deferred tax assets and the level of the valuation allowance. At such time as it is determined that it is more likely than not that the deferred tax asset is realizable the valuation allowances will be reduced.


6.     SUBSEQUENT EVENTS

         On January 31, 1999, the Board of Directors approved the issuance of 975,000 shares of common stock to the Company's two existing shareholders. The Board also revised the par value of the Company's common stock to $0.01 per share. As there was no consideration exchanged for these shares, this issuance has been treated as a stock split and the 1998 financial statements have been restated accordingly.


         On March 8, 1999, the Company was acquired by Imaginon, Inc. for $1,631,920. The purchase price was paid through $230,000 in cash and stock OF IMAGINON INC. valued at approximately $1,401,920 on the transaction closing date.